Exhibit 10.1

CONSENT, AGREEMENT AND JOINDER TO AMENDED AND RESTATED IDA AGREEMENT

This CONSENT, AGREEMENT AND JOINDER (this “Consent, Agreement and Joinder”), dated as of October 6, 2020, is undertaken by TD Ameritrade, Inc. (“TDA”), TD Ameritrade Clearing, Inc. (“TDA Clearing”), TD Ameritrade Trust Company (together with TDA Clearing, the “TDA Broker-Dealers”) and Charles Schwab & Co., Inc. (“CS&Co.” and together with the TDA Broker-Dealers, the “Broker-Dealers”).

WHEREAS, The Charles Schwab Corporation (“Schwab”) is party to the Agreement and Plan of Merger, dated November 24, 2019 (as amended, the “Merger Agreement”), by and among Schwab, Americano Acquisition Corp. (“Merger Sub”) and TD Ameritrade Holding Corporation;

WHEREAS, TD Bank USA, National Association, a national bank with its main office in the State of Delaware (“TD Bank USA”), TD Bank, National Association, a national bank with its main office in the State of Delaware (“TD Bank,” and together with TD Bank USA, the “Depository Institutions”) and Schwab have entered into an Amended and Restated Insured Deposit Account Agreement, dated as of November 24, 2019 (the “Amended and Restated IDA Agreement”);

NOW, THEREFORE, the parties hereto agree as follows:

1.	Joinder of TDA and the Broker-Dealers. Effective as of the Effective Time (as defined in the Merger Agreement), each of TDA and the Broker-Dealers hereby agree to be party to the Amended and Restated IDA Agreement and each shall be entitled to all applicable rights (and subject to all applicable obligations) of either Schwab or the “Broker-Dealers” (as defined in the Amended and Restated IDA Agreement, and hereinafter referred to as the “IDA Broker-Dealers”) under the Amended and Restated IDA Agreement, including that: (i) TDA and the Broker-Dealers shall be bound by all covenants, agreements, representations, warranties and acknowledgements made by Schwab, as applicable, on behalf of the IDA Broker-Dealers in the Amended and Restated IDA Agreement as of the date hereof as set forth in and in accordance with the terms of the Amended and Restated IDA Agreement; (ii) TDA and the IDA Broker-Dealers shall have the benefit of all covenants, agreements, representations, warranties and acknowledgements made by the Depository Institutions, to Schwab in the Amended and Restated IDA Agreement as set forth in and in accordance with the terms of the Amended and Restated IDA Agreement and (iii) TDA and the IDA Broker-Dealers shall perform all obligations and duties of TDA and the Broker-Dealers, as applicable, in accordance with the Amended and Restated IDA Agreement. Nothing herein is intended to expand or constrict the rights or obligations of the Depositary Institutions beyond those set forth in the Amended and Restated IDA Agreement other than to give each of TDA and the Broker Dealers the right to enforce the obligations of the Depositary Institutions to Schwab as applicable to TDA or such Broker-Dealer and to give the Depositary Institutions the right to enforce the obligations of Schwab as against TDA and the Broker-Dealers as applicable to such party. For the avoidance of doubt, Schwab shall remain party to the Amended and Restated IDA Agreement and shall be entitled to all applicable rights (and subject to all applicable obligations) under the Amended and Restated IDA Agreement.

2.	Consent and Agreement. In accordance with Section 35 of the Amended and Restated IDA Agreement, each of TDA and the TDA Broker-Dealers hereby consent and agree to the Amended and Restated IDA Agreement (which is an amendment and restatement of the 2013 IDA (as defined in the Amended and Restated IDA Agreement), which is superseded and of no further force or effect effective as of the Effective Time).

3.	Effective Time of Amended and Restated IDA Agreement. The Amended and Restated IDA Agreement will become effective as of the Effective Time (as defined in the Merger Agreement) instead of the Closing.

IN WITNESS WHEREOF, TDA and each of the Broker-Dealers have caused this Consent, Agreement and Joinder to be executed by their duly authorized officers effective as of the date first above written.

CHARLES SCHWAB & CO., INC.

By:	/s/ Peter Crawford
	Name:	Peter Crawford
	Title:	Executive Vice President and Chief Financial Officer

TD AMERITRADE, INC.

By:	/s/ Jon C. Peterson
	Name:	Jon C. Peterson
	Title:	Chief Financial Officer

TD AMERITRADE CLEARING, INC.

By:	/s/ Jon C. Peterson
	Name:	Jon C. Peterson
	Title:	Chief Financial Officer

TD AMERITRADE TRUST COMPANY

By:	/s/ John D. Newman
	Name:	John D. Newman
	Title:	President & Chief Executive Officer

[Signature Page to Consent, Agreement and Joinder to Amended and Restated IDA Agreement]

The foregoing Consent, Agreement and Joinder is hereby accepted and agreed to as of the date first above written.

TD BANK USA, NATIONAL ASSOCIATION

By:	/s/ Gregory Braca
	Name:	Gregory Braca
	Title:	President & CEO

TD BANK, NATIONAL ASSOCIATION

By:	/s/ Gregory Braca
	Name:	Gregory Braca
	Title:	President & CEO

THE CHARLES SCHWAB CORPORATION

By:	/s/ Peter Crawford
	Name:	Peter Crawford
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Consent, Agreement and Joinder to Amended and Restated IDA Agreement]